UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): June 27, 2014

HEALTHCARE CORPORATION OF AMERICA

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Ford Road, Suite 230 Denville, NJ, 17834
(Address of Principal Executive Offices and Zip code)

Registrant’s telephone number, including area code: (973) 983-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

Modification No. 1 to Amended and Restated Loan and Security Agreement

As previously disclosed by Healthcare Corporation of America (the “Company”), the Company entered into an Amended and Restated Loan and Security Agreement dated May 31, 2014 (the “PFG Loan”) with Partners for Growth III, L.P. (“PFG”).

On June 27, 2014, the Company and its subsidiaries entered into Modification No. 1 to Amended and Restated Loan and Security Agreement (the “PFG Amendment”) with PFG. The PFG Amendment amends certain terms of the PFG Loan by providing, in part, that unless the Company elects to pay interest in cash, in whole or in part, the Company shall pay to PFG such interest in kind (“PIK Interest”). PIK Interest shall be paid in Common Stock at $0.15 per share; provided, however, if the payment of PIK Interest in the form of Common Stock would cause the Company’s beneficial ownership limitation as set forth in in the PFG Amendment to be exceeded, then such interest amount shall be paid in cash when due. This Amendment is effective as of June 1, 2014.

Amendment Agreement

On June 30, 2014, the Company entered into an Amendment Agreement with the holders of the Company’s 10% Secured Convertible Debentures and Common Stock Purchase Warrants issued pursuant to the Securities Purchase Agreement dated as of May 31, 2014 (the “SPA”).

Pursuant to the Amendment Agreement, the SPA was amended to reflect that the exempt issuances include the issuance of shares of Common Stock in exchange or upon conversion of principal or interest on the PFG Loan for an effective conversion price of not less than $0.15 per share. Moreover, the maximum subscription amount as defined in the SPA was increased to $7,288,653. Lastly, the Company’s obligation to file a registration statement with the Securities and Exchange Commission was extended to 120 days, with the corresponding date to achieve effectiveness increased to the 210th day following the date of the SPA.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
4.1	Modification No. 1 to Amended and Restated Loan and Security Agreement dated June 27, 2014
4.2	Amendment Agreement to Securities Purchase Agreement dated June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                        HEALTHCARE CORPORATION OF AMERICA

Dated:  July 2, 2014

                                                                                                        By:   /S/ Natasha Giordano
                                                                                                                Name:  Natasha Giordano
                                                                                                                Title:    Chief Executive Officer